UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 16, 2011

TROPICANA LAS VEGAS HOTEL AND CASINO, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-53894	27-0455607
(Commission File Number)	(I.R.S. Employer Identification No.)

3801 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

(702) 739-2722

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 15, 2011, we received the last required signature page to the Settlement Agreement, dated August 9, 2011 (the “Trademark Settlement Agreement”), that we have entered into with, among others, the defendants to the civil action pending in the Eighth Judicial District Court in the County of Clark, Nevada, styled Tropicana Las Vegas, Inc. and Hotel Ramada of Nevada, LLC v. Aztar Corporation and Tropicana Entertainment, LLC (Case No. A09595469-B) (the “Nevada Action”).  The Nevada Action and other disputes between the parties are being resolved under the terms of the Trademark Settlement Agreement, which confirms, among other things, that (i) we own and have the exclusive right to use the “Tropicana Las Vegas” (or “Trop LV”) and the “Tropicana LV” (or “Trop LV”) marks within 50 miles of our facility (the “Las Vegas Area”) in the business of providing entertainment and hospitality services, and on the internet and for advertising purposes without geographic limitation, and (ii) Tropicana Entertainment, LLC owns and has the exclusive right to use the “Tropicana” and “Trop” marks, in connection with a modifier indicating the type of service being provided or designating a geographic location, outside of the Las Vegas Area, and for advertising purposes without geographic limitation.  The Trademark Settlement Agreement also provides for the mutual release of all claims by and between the parties thereto related to the trademarks that are subject to the Nevada Action (and certain other related matters).  In order to become effective, the Trademark Settlement Agreement must be approved by order of the United States Bankruptcy Court for the District of Delaware and such order must become a Final Order (as such term is defined in the Trademark Settlement Agreement) within 270 days of the entry of such order (subject to extension under certain circumstances).

The foregoing description of the Trademark Settlement Agreement is qualified in its entirety by reference to the Trademark Settlement Agreement  attached as Exhibit 10 to this Current Report on Form 8-K, which exhibit is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)          Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits:

Exhibit No.	Description

10

Settlement Agreement, dated August 9, 2011, by and between the Liquidating LandCo Debtors and the Tropicana Las Vegas Entities, on the one hand, and the OpCo Related Entities and the OpCo Debtors, on the other hand (such terms as defined in the Settlement Agreement).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tropicana Las Vegas Hotel and Casino, Inc.

Date: August 16, 2011	By:	/s/ Joanne M. Beckett
	Name:	Joanne M. Beckett
	Title:	Vice President, General Counsel and
Corporate Secretary